UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

WESTERN ASSET

MACRO OPPORTUNITIES FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	Western Asset Macro Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time of purchase, up to 50% of the Fund’s net assets in unhedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment it is represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the

Western Asset Macro Opportunities Fund 2019 Annual Report	1

Fund overview (cont’d)

Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationiii (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-months ended October 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including moderating global growth, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)iv, the ongoing trade war between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.87% and ended the period at 1.52%. The low for the reporting period was 1.39% on October 3, 2019 and the high of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.15% and ended the period at 1.69%. The low for the reporting period was 1.47% on August 28, September 3 and September 4, 2019, and the peak of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 11.51% for the twelve months ended October 31, 2019. Comparatively, riskier fixed-income securities, including high-yield bonds, produced mixed results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi gained 8.38%. Elsewhere, EMBI Global returned 13.69% for the twelve months ended October 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s effective duration from approximately 6.9 years to 6.1 years. Elsewhere, we increased the Fund’s allocations to investment-grade credit industrial and financials, while reducing its exposure to high-yield credit industrials. Within peripheral Europe, we reduced the Fund’s exposures in Italy and, to a lesser extent, Spain. Within emerging markets, we increased the Fund’s local exposure, while trimming its allocation to U.S. dollar-denominated sovereigns. From a currency perspective, we increased the Fund’s allocations to the British pound, the Brazilian real and the Russian ruble. In contrast, we pared the Fund’s allocations to the Canadian dollar, the Mexican peso and the Indian rupee.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar and Fed Fund futures, futures on Australian, Canadian, French, German, Italian, Japanese, U.S. and U.K. Treasuries, options on Eurodollar futures, French, German, Italian, U.S. and U.K. Treasury futures, as well as interest rate swaps and

2	Western Asset Macro Opportunities Fund 2019 Annual Report

swaptions, were used to manage the Fund’s durationvii and yield curveviii positioning. Interest rate derivatives exhibited positive performance and the use of these instruments enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and add to performance. Single-name and index (CDX and ITRX) credit default swaps and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment-grade credit exposures. They contributed to performance during the reporting period.

Performance review

For the twelve months ended October 31, 2019, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 17.98%. The Fund’s unmanaged benchmark the ICE BofAML USD LIBOR 3-Month Constant Maturity Indexix returned 2.68% for the same period. The Lipper Alternative Credit Focus Funds Category Averagex returned 5.41% over the same time frame.

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	7.09%	17.98%
Class A2	7.05%	17.87%
Class C	6.70%	17.13%
Class FI	7.00%	17.93%
Class I	7.18%	18.26%
Class IS	7.26%	18.45%
ICE BofAML USD LIBOR 3-Month Constant Maturity Index	1.32%	2.68%
Lipper Alternative Credit Focus Funds Category Average	2.15%	5.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2019 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 2.68%, 2.67%, 2.10%, 2.71%, 3.05% and 3.14%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class FI, Class I and Class IS shares would have been 2.65%, 2.64%, 2.08%, 2.67%, 3.03%,

Western Asset Macro Opportunities Fund 2019 Annual Report	3

Fund overview (cont’d)

and 3.12%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2019 the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.59%, 1.58%, 2.29%, 1.65%, 1.30% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its emerging markets debt exposure. In particular, allocations to Mexico, Brazil and Russia were additive for results.

Duration/yield curve positioning, overall, was rewarded. This was driven by an overall long U.S. duration, as rates moved lower across the yield curve. The Fund’s investment-grade and high-yield corporate bond allocations contributed to returns, driven by its financial exposure. The Fund’s peripheral Europe positioning was additive for returns, largely due to exposure to 10-year Italian Treasury securities. Overall, foreign exchange (“FX”) positioning was a modest contributor to performance, driven by long exposures to the Indian rupee and Mexican peso.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its short German duration position, as yields moved lower in the country. Elsewhere, a long position in the Argentine peso was a headwind for results.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

November 18, 2019

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in

4	Western Asset Macro Opportunities Fund 2019 Annual Report

emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 53 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2019 were: Financials (15.2%), Energy (4.9%), Health Care (3.0%), Consumer Discretionary (2.0%) and Consumer Staples (1.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Macro Opportunities Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 134 funds for the six-month period and among the 130 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Macro Opportunities Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.09%	$1,000.00	$1,070.90	1.55%	$8.09	Class A	5.00%	$1,000.00	$1,017.39	1.55%	$7.88
Class A2	7.05	1,000.00	1,070.50	1.58	8.25	Class A2	5.00	1,000.00	1,017.24	1.58	8.03
Class C	6.70	1,000.00	1,067.00	2.27	11.83	Class C	5.00	1,000.00	1,013.76	2.27	11.52
Class FI	7.00	1,000.00	1,070.00	1.61	8.40	Class FI	5.00	1,000.00	1,017.09	1.61	8.19
Class I	7.18	1,000.00	1,071.80	1.29	6.74	Class I	5.00	1,000.00	1,018.70	1.29	6.56
Class IS	7.26	1,000.00	1,072.60	1.20	6.27	Class IS	5.00	1,000.00	1,019.16	1.20	6.11

8	Western Asset Macro Opportunities Fund 2019 Annual Report

[1]	For the six months ended October 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/19	17.98%	17.87%	17.13%	17.93%	18.26%	18.45%
Five Years Ended 10/31/19	5.27	N/A	4.53	5.22	5.56	5.68
Inception* through 10/31/19	6.74	7.60	5.98	6.69	7.00	7.10

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/19	12.96%	12.82%	16.13%	17.93%	18.26%	18.45%
Five Years Ended 10/31/19	4.36	N/A	4.53	5.22	5.56	5.68
Inception* through 10/31/19	6.00	5.98	5.98	6.69	7.00	7.10

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/19)	49.56%
Class A2 (Inception date of 12/14/16 through 10/31/19)	23.47
Class C (Inception date of 8/30/13 through 10/31/19)	43.06
Class FI (Inception date of 8/30/13 through 10/31/19)	49.08
Class I (Inception date of 8/30/13 through 10/31/19)	51.81
Class IS (Inception date of 8/30/13 through 10/31/19)	52.67

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares each reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013. Inception date for Class A2 shares is December 14, 2016.

10	Western Asset Macro Opportunities Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2019

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofAML USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2019

Western Asset Macro Opportunities Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofAML USD LIBOR 3-Month Constant Maturity Index. The ICE BofAML USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, FI, I and IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Western Asset Macro Opportunities Fund 2019 Annual Report

Schedule of investments

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 29.3%
Communication Services — 1.1%
Diversified Telecommunication Services — 0.0%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	480,000	$515,400	(a)
Media — 1.0%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	870,000	933,810	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000	301,600	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	4,300,000	4,570,385
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	640,000	722,330
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,000,000	1,128,567
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,610,000	3,338,897
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	714,438
Fox Corp., Senior Notes	4.709%	1/25/29	1,650,000	1,878,746	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	820,000	1,010,081	(a)
Prosus NV, Senior Notes	4.850%	7/6/27	1,850,000	2,039,625	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	190,000	242,552
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	290,000	308,850	(a)
Total Media				17,189,881
Wireless Telecommunication Services — 0.1%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	960,000	1,074,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	24,437
Sprint Corp., Senior Notes	7.625%	2/15/25	300,000	330,375
Total Wireless Telecommunication Services				1,428,812
Total Communication Services				19,134,093

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	13

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 1.5%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	450,000	$462,240	(a)
Wesleyan University, Senior Notes	4.781%	7/1/2116	690,000	806,623
Total Diversified Consumer Services				1,268,863
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	590,000	606,962	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	950,000	1,008,168
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	2,200,000	2,253,489
Sands China Ltd., Senior Notes	4.600%	8/8/23	540,000	572,357
Sands China Ltd., Senior Notes	5.125%	8/8/25	760,000	839,914
Total Hotels, Restaurants & Leisure				5,280,890
Internet & Direct Marketing Retail — 1.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	458,158
Amazon.com Inc., Senior Notes	4.050%	8/22/47	6,100,000	7,262,117
Amazon.com Inc., Senior Notes	4.250%	8/22/57	8,520,000	10,448,659
Total Internet & Direct Marketing Retail				18,168,934
Total Consumer Discretionary				24,718,687
Consumer Staples — 1.8%
Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	2,770,000	2,968,519
Anheuser-Busch InBev World-wide Inc., Senior Notes	4.000%	4/13/28	1,000,000	1,104,757
Anheuser-Busch InBev World-wide Inc., Senior Notes	4.600%	4/15/48	1,050,000	1,200,128
Anheuser-Busch InBev World-wide Inc., Senior Notes	5.550%	1/23/49	6,560,000	8,675,815
Anheuser-Busch InBev World-wide Inc., Senior Notes	5.800%	1/23/59	470,000	634,212
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000	177,486
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	390,000	408,038	(a)
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	150,000	188,998	(a)
Total Beverages				15,357,953

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	4.125%	7/1/27	1,140,000	GBP	$1,620,165	(b)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000		338,000	(a)
Total Food Products					1,958,165
Tobacco — 0.8%
Altria Group Inc., Senior Notes	4.400%	2/14/26	800,000		863,469
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,940,000		2,131,517
Altria Group Inc., Senior Notes	5.800%	2/14/39	1,120,000		1,289,918
Altria Group Inc., Senior Notes	5.950%	2/14/49	60,000		70,679
Altria Group Inc., Senior Notes	6.200%	2/14/59	2,830,000		3,320,180
BAT Capital Corp., Senior Notes	3.557%	8/15/27	3,020,000		3,039,580
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,030,000		1,966,756
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000		226,882
Total Tobacco					12,908,981
Total Consumer Staples					30,225,099
Energy — 4.9%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.800%	11/15/25	970,000		1,022,602
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000		1,390,674
Total Energy Equipment & Services					2,413,276
Oil, Gas & Consumable Fuels — 4.7%
Apache Corp., Senior Notes	4.375%	10/15/28	200,000		198,621
Apache Corp., Senior Notes	5.100%	9/1/40	4,160,000		3,979,930
Apache Corp., Senior Notes	4.750%	4/15/43	1,260,000		1,151,823
Apache Corp., Senior Notes	4.250%	1/15/44	1,800,000		1,540,707
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,170,000		1,155,375	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000		410,400
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000		123,500
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	830,000		522,900
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,710,000		1,738,759
Concho Resources Inc., Senior Notes	4.300%	8/15/28	1,370,000		1,479,600
Continental Resources Inc., Senior Notes	4.375%	1/15/28	90,000		92,894
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,490,000		1,475,121

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	15

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	900,000	$942,750	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,319,626
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	35,772
Devon Energy Corp., Senior Notes	4.750%	5/15/42	30,000	32,980
Devon Energy Corp., Senior Notes	5.000%	6/15/45	840,000	957,093
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,782,208
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	2,199,663
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	260,000	287,426
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	780,000	767,536	(c)
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,444,756
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	560,029
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	579,208
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	390,000	449,488
MEG Energy Corp., Secured Notes	6.500%	1/15/25	100,000	104,375	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000	436,425	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	200,000	188,500	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,155,244
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	549,536
MPLX LP, Senior Notes	4.800%	2/15/29	870,000	959,155
MPLX LP, Senior Notes	5.200%	3/1/47	1,410,000	1,515,052
MPLX LP, Senior Notes	4.700%	4/15/48	1,210,000	1,234,660
MPLX LP, Senior Notes	5.500%	2/15/49	1,310,000	1,474,438
Noble Energy Inc., Senior Notes	3.850%	1/15/28	1,580,000	1,642,667
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,040,000	1,225,001
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	830,000	838,472
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	920,000	1,045,297
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	860,000	871,340
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	980,000	1,182,976

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	1,010,000	$1,024,080
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	550,000	563,455
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	650,000	834,954
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	130,000	129,398
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	920,000	883,914
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	210,000	204,745
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000	2,971,850
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,510,000	5,094,327
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000	3,006,720
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000	2,969,937
Range Resources Corp., Senior Notes	5.875%	7/1/22	280,000	267,400
Range Resources Corp., Senior Notes	5.000%	3/15/23	200,000	174,000
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000	476,425
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000	1,250,918	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,470,000	2,642,506	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	2,590,000	2,611,885
Targa Resources Partners LP/Targa
Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	40,000	41,150
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,950,000	2,478,635
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	1,000,000	975,260
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	160,000	160,019
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	2,130,000	1,854,357
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,570,000	2,060,739

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	17

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,140,000		$1,630,827
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000		1,355,200
Total Oil, Gas & Consumable Fuels					77,314,004
Total Energy					79,727,280
Financials — 15.0%
Banks — 13.2%
ABN AMRO Bank NV, Junior Subordinated Notes (5.750% to 9/22/20 then EUR 5 year Swap Rate + 5.452%)	5.750%	9/22/20	4,500,000	EUR	5,198,550	(b)(c)(d)
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	11/18/19	1,400,000		1,260,000	(c)(d)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (8.875% to 4/14/21 then EUR 5 year Swap Rate + 9.177%)	8.875%	4/14/21	5,400,000	EUR	6,640,962	(b)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000		860,096	(a)(c)(d)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000		1,919,231	(a)(c)(d)
Banco Santander SA, Junior Subordinated Notes (6.250% to 9/11/21 then EUR 5 year Swap Rate + 5.640%)	6.250%	9/11/21	3,000,000	EUR	3,557,876	(b)(c)(d)
Banco Santander SA, Senior Notes	4.379%	4/12/28	400,000		439,477
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	6,260,000		6,888,191	(c)(d)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	3,810,000		4,219,575	(c)(d)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	1,430,000		1,582,602	(c)(d)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	6,170,000		6,704,103
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		458,878

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,780,000		$1,896,973	(c)(d)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Rate + 6.750%)	8.000%	12/15/20	4,300,000	EUR	5,144,521	(c)(d)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	2,930,000		3,199,457	(c)(d)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	2,930,000		3,303,192	(c)
BNP Paribas SA, Junior Subordinated Notes (6.125% to 6/17/22 then EUR 5 year Swap Rate + 5.230%)	6.125%	6/17/22	2,424,000	EUR	3,013,664	(b)(c)(d)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year ICE Swap Rate + 3.980%)	7.000%	8/16/28	200,000		225,180	(a)(c)(d)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	2,990,000		3,381,256	(a)(c)(d)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,500,000		2,719,440	(a)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	900,000		1,062,196	(a)(c)
BPCE SA, Subordinated Notes (2.750% to 11/30/22 then EUR 5 year Swap Rate + 2.370%)	2.750%	11/30/27	4,500,000	EUR	5,388,789	(b)(c)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	11,210,000		12,004,285	(c)(d)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,720,000		1,851,090	(c)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,301,000		2,142,938
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		1,011,113
Citigroup Inc., Senior Notes	4.650%	7/23/48	520,000		642,315
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	1,910,000		2,097,702

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	19

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000		$1,750,758
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		2,026,324
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		517,040
Cooperatieve Rabobank UA, Junior Subordinated Notes (6.625% to 6/29/21 then EUR 5 year Swap Rate + 6.697%)	6.625%	6/29/21	5,400,000	EUR	6,570,438	(b)(c)(d)
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	2,672,000	EUR	3,223,417	(b)(c)(d)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	3,250,000		3,900,214	(a)(c)(d)
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 7 year Swap Rate + 5.471%)	5.875%	4/6/22	4,220,000	EUR	5,029,107	(b)(c)(d)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	770,000		811,526	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	840,000		926,333	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,120,000		1,162,801	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		917,048	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,290,000		3,486,248	(c)(d)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	650,000		709,304
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,750,000		3,078,781	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		630,970
ING Groep NV, Subordinated Notes (2.500% to 2/15/24 then EUR 5 year Swap Rate + 2.150%)	2.500%	2/15/29	4,400,000	EUR	5,282,730	(b)(c)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Rate + 6.884%)	7.000%	1/19/21	5,527,000	EUR	6,516,538	(b)(c)(d)

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000		$208,912	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	410,000		439,901	(a)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	640,000		712,130	(c)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,410,000		1,754,843
KBC Group NV, Subordinated Notes (1.875% to 3/11/22 then EUR 5 year Swap Rate + 1.500%)	1.875%	3/11/27	2,600,000	EUR	3,004,640	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	1,430,000		1,544,400	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,494,631
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,190,338
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		444,465
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	11,480,000		12,391,853
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		725,090	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	440,000		533,318	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	330,000		355,318	(a)
Societe Generale SA, Subordinated Notes (2.500% to 9/16/21 then EUR 5 year Swap Rate + 1.830%)	2.500%	9/16/26	4,500,000	EUR	5,222,601	(b)(c)
UniCredit SpA, Junior Subordinated Notes (6.625% to 6/3/23 then EUR 5 year Swap Rate + 6.387%)	6.625%	6/3/23	7,790,000	EUR	9,250,095	(b)(c)(d)
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,700,000		1,830,792	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	8,360,000		9,757,281	(a)(c)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	21

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	12/2/19	17,257,000	$17,377,454	(c)(d)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000	938,777	(c)(d)
Wells Fargo & Co., Senior Notes	3.550%	9/29/25	2,290,000	2,430,167
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	700,000	703,144	(c)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	4,960,000	5,433,225
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000	1,612,566
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	500,000	598,090
Total Banks				215,307,260
Capital Markets — 1.4%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	300,000	326,507	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	1,770,000	1,910,034	(a)(c)(d)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	250,000	267,349	(a)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,880,000	3,586,420
Goldman Sachs Capital II (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	12/2/19	149,000	129,112	(c)(d)
Goldman Sachs Capital III Ltd. (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	12/2/19	96,000	81,746	(c)(d)
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	570,000	695,735
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	430,000	470,299	(c)

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		$657,583
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		2,316,082
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		5,594,081
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	590,000		663,129	(c)
UBS Group AG, Junior Subordinated Notes (5.750% to 2/19/22 then EUR 5 year Swap Rate + 5.287%)	5.750%	2/19/22	2,080,000	EUR	2,542,446	(b)(c)(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,880,000		3,092,400	(a)(c)(d)
Total Capital Markets					22,332,923
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	333,000		352,607
DAE Funding LLC, Senior Notes	5.750%	11/15/23	160,000		168,000	(a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	1,210,000		1,279,234
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.770%	12/21/65	740,000		546,875	(a)(c)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000		701,861
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000		365,068	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	160,000		168,480	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	400,000		440,260	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/24	1,020,000		846,851	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/38	200,000		83,289	(a)
Total Diversified Financial Services					4,952,525

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	23

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.1%
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,910,000	$2,404,096	(a)
Total Financials				244,996,804
Health Care — 2.7%
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	1,317,000	1,417,152
Health Care Providers & Services — 1.1%
Centene Corp., Senior Notes	4.750%	5/15/22	180,000	184,500
Centene Corp., Senior Notes	6.125%	2/15/24	290,000	301,873
Centene Corp., Senior Notes	4.750%	1/15/25	610,000	632,576
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,720,000	1,817,700
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	630,000	633,072
CVS Health Corp., Senior Notes	4.300%	3/25/28	300,000	326,562
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,130,000	1,256,211
CVS Health Corp., Senior Notes	5.050%	3/25/48	7,480,000	8,635,323
DaVita Inc., Senior Notes	5.000%	5/1/25	20,000	20,279
Dignity Health, Secured Notes	5.267%	11/1/64	760,000	909,250
Hackensack Meridian Health Inc., Secured Notes	4.211%	7/1/48	1,060,000	1,244,629
HCA Inc., Senior Notes	7.690%	6/15/25	420,000	508,200
HCA Inc., Senior Notes	5.625%	9/1/28	40,000	45,050
HCA Inc., Senior Secured Notes	4.500%	2/15/27	240,000	259,985
HCA Inc., Senior Secured Notes	5.500%	6/15/47	80,000	91,646
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	790,000	983,435
Total Health Care Providers & Services				17,850,291
Pharmaceuticals — 1.5%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	5,530,000	6,269,748	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	3,550,000	3,992,685	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,090,000	1,134,281	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	6,860,000	7,727,447	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	1,740,000	1,920,525	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,180,000	1,237,436	(a)

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	460,000	$482,430	(a)
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	1,400,000	1,639,739	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	600,000	548,250
Total Pharmaceuticals				24,952,541
Total Health Care				44,219,984
Industrials — 0.7%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	2.700%	2/1/27	750,000	762,452
Boeing Co., Senior Notes	3.250%	2/1/35	1,790,000	1,878,632
Total Aerospace & Defense				2,641,084
Air Freight & Logistics — 0.1%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,120,000	2,135,900
Commercial Services & Supplies — 0.1%
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000	329,583
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	650,000	706,062
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	320,000	337,600
Total Commercial Services & Supplies				1,373,245
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	5.875%	1/14/38	1,490,000	1,785,857
General Electric Co., Senior Notes	6.875%	1/10/39	2,290,000	3,036,574
Total Industrial Conglomerates				4,822,431
Total Industrials				10,972,660
Information Technology — 0.1%
Communications Equipment — 0.0%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	263,200	(a)
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,430,000	1,477,198	(a)
Total Information Technology				1,740,398

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	25

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.7%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	250,000	$263,125	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	480,000	492,600	(a)
Total Containers & Packaging				755,725
Metals & Mining — 0.6%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	581,391	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	280,597	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	640,000	681,995	(a)
ArcelorMittal, Senior Notes	6.125%	6/1/25	790,000	899,557
ArcelorMittal, Senior Notes	7.000%	10/15/39	310,000	379,625
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	1,880,000	2,207,064	(a)(c)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	10,000	10,175
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	40,000	41,700
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	150,000	157,151	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	2,920,000	3,070,188	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,190,000	1,231,129	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	920,000	973,744
Total Metals & Mining				10,514,316
Total Materials				11,270,041
Utilities — 0.8%
Electric Utilities — 0.8%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	2,123,564	(a)
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,070,000	2,229,605
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	5,630,000	8,006,417
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	250,000	300,654
Total Utilities				12,660,240
Total Corporate Bonds & Notes (Cost — $439,744,131)				479,665,286

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 28.1%
Argentina — 1.0%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	72.606%	6/21/20	392,930,000	ARS	$2,186,905	(c)(e)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	114,350,000	ARS	511,239	(e)
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	76,600,000	ARS	369,307	(e)
Argentine Bonos del Tesoro, Bonds	15.500%	10/17/26	69,530,000	ARS	335,426	(e)
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	5,820,000		2,473,500
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	3,380,000		1,450,054
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	5,560,000		2,133,706
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	2,874,178		1,487,416
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	1,040,000		422,760
Argentine Republic Government International Bond, Senior Notes	7.125%	6/28/2117	8,130,000		3,292,731
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		299,625	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		699,370	(a)
Total Argentina					15,662,039
Australia — 0.4%
Australia Government Bond, Senior Notes	3.000%	3/21/47	8,330,000	AUD	7,361,447	(b)
Brazil — 3.6%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	91,889,000	BRL	24,339,236
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	48,271,000	BRL	13,627,891
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	13,469,000	BRL	4,057,492
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,730,000		1,834,250
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	15,160,000		15,806,347
Total Brazil					59,665,216

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	27

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
China — 0.6%
China Government Bond, Senior Notes	4.000%	5/22/24	2,000,000	CNY	$297,631	(b)
China Government Bond, Senior Notes	3.380%	11/21/24	11,000,000	CNY	1,599,478	(b)
China Government Bond, Senior Notes	3.390%	5/21/25	9,000,000	CNY	1,312,182	(b)
China Government Bond, Senior Notes	3.310%	11/30/25	10,500,000	CNY	1,527,817	(b)
China Government Bond, Senior Notes	3.480%	6/29/27	23,500,000	CNY	3,431,604	(b)
China Government Bond, Senior Notes	3.600%	6/27/28	2,000,000	CNY	294,473	(b)
China Government Bond, Senior Notes	4.290%	5/22/29	5,000,000	CNY	775,760	(b)
Total China					9,238,945
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes	7.950%	6/20/24	2,270,000		2,193,410	(b)
Ecuador Government International Bond, Senior Notes	8.875%	10/23/27	5,830,000		5,448,864	(a)
Total Ecuador					7,642,274
Egypt — 0.6%
Egypt Government Bond	15.160%	10/10/22	74,370,000	EGP	4,743,948
Egypt Government Bond	18.400%	5/30/24	3,500,000	EGP	247,724
Egypt Government Bond	15.250%	12/9/24	22,890,000	EGP	1,462,591
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	3,120,000		3,206,786	(a)
Total Egypt					9,661,049
Ghana — 0.0%
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	320,000		333,059	(a)
Indonesia — 4.9%
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	14,808,000,000	IDR	1,075,761
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	3,507,000,000	IDR	273,579
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	256,379,000,000	IDR	18,556,747
Indonesia Treasury Bond, Senior Notes	9.000%	3/15/29	114,267,000,000	IDR	9,225,868

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	8.250%	5/15/29	369,070,000,000	IDR	$28,652,684
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	283,825,000,000	IDR	21,909,341
Total Indonesia					79,693,980
Japan — 0.4%
Japan Government Thirty Year Bond, Senior Notes	0.700%	6/20/48	620,000,000	JPY	6,251,093
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,370,000		1,477,371	(a)
Mexico — 4.7%
Mexican Bonos, Bonds	8.000%	11/7/47	304,240,000	MXN	17,425,542
Mexican Bonos, Senior Notes	7.750%	11/23/34	32,420,000	MXN	1,809,665
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,032,595,400	MXN	57,393,012
Total Mexico					76,628,219
Russia — 8.3%
Russian Federal Bond — OFZ	7.400%	12/7/22	44,150,000	RUB	718,236
Russian Federal Bond — OFZ	7.750%	9/16/26	218,960,000	RUB	3,710,087
Russian Federal Bond — OFZ	7.950%	10/7/26	218,960,000	RUB	3,751,098
Russian Federal Bond — OFZ	8.150%	2/3/27	1,998,947,000	RUB	34,504,807
Russian Federal Bond — OFZ	7.050%	1/19/28	2,466,944,000	RUB	40,299,606
Russian Federal Bond — OFZ	6.900%	5/23/29	1,471,430,000	RUB	23,810,100
Russian Federal Bond — OFZ	7.650%	4/10/30	284,650,000	RUB	4,868,870
Russian Federal Bond — OFZ	7.700%	3/23/33	437,180,000	RUB	7,509,801
Russian Federal Bond — OFZ	7.250%	5/10/34	875,510,000	RUB	14,499,898
Russian Federal Bond — OFZ	7.700%	3/16/39	151,040,000	RUB	2,627,621
Total Russia					136,300,124
South Africa — 1.5%
Republic of South Africa Government Bond, Senior Notes	4.300%	10/12/28	8,420,000		8,135,825
Republic of South Africa Government Bond, Senior Notes	6.250%	3/31/36	336,050,000	ZAR	15,913,520
Total South Africa					24,049,345
Supranational — 0.1%
International Bank for Reconstruction & Development, Senior Notes	8.400%	10/12/21	34,200,000,000	IDR	2,528,368
United Arab Emirates — 1.4%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	10,700,000		10,828,667	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	29

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — continued
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	3,270,000	$3,768,273	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	8,810,000	8,500,681	(a)
Total United Arab Emirates				23,097,621
Total Sovereign Bonds (Cost — $486,447,628)				459,590,150
U.S. Government & Agency Obligations — 13.5%
U.S. Government Obligations — 13.5%
U.S. Treasury Bonds	4.500%	2/15/36	12,420,000	17,018,311
U.S. Treasury Bonds	3.125%	2/15/43	18,660,000	22,001,671
U.S. Treasury Bonds	3.750%	11/15/43	5,000	6,502
U.S. Treasury Bonds	3.000%	2/15/47	23,660,300	27,725,990
U.S. Treasury Bonds	3.000%	2/15/48	3,915,000	4,595,767
U.S. Treasury Bonds	3.375%	11/15/48	3,340,000	4,208,270
U.S. Treasury Bonds	3.000%	2/15/49	440,000	518,848
U.S. Treasury Bonds	2.875%	5/15/49	6,350,000	7,318,871
U.S. Treasury Bonds	2.250%	8/15/49	12,530,000	12,731,410
U.S. Treasury Notes	1.750%	6/30/24	11,700,000	11,816,771
U.S. Treasury Notes	1.875%	6/30/26	830,000	844,395
U.S. Treasury Notes	1.875%	7/31/26	6,740,000	6,857,028
U.S. Treasury Notes	1.625%	9/30/26	47,700,000	47,757,762
U.S. Treasury Notes	2.625%	2/15/29	3,874,000	4,189,292
U.S. Treasury Notes	2.375%	5/15/29	24,360,000	25,834,922
U.S. Treasury Notes	1.625%	8/15/29	27,170,000	27,011,862
Total U.S. Government & Agency Obligations (Cost — $213,637,065)				220,437,672
U.S. Treasury Inflation Protected Securities — 5.3%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	9,544,020	10,026,769
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	8,857,140	9,852,987
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	4,567,356	5,112,216
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	54,556,656	61,449,430
Total U.S. Treasury Inflation Protected Securities (Cost — $79,144,383)				86,441,402
Collateralized Mortgage Obligations(f) — 5.0%
Alternative Loan Trust, 2005-J4 M2 (1 mo. USD LIBOR + 0.640%)	2.463%	7/25/35	290,155	290,386	(c)
Banc of America Funding Corp., 2015-R3 2A2	2.148%	2/27/37	4,345,091	3,738,856	(a)(c)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.401%	5/15/37	6,500,000	6,510,119	(a)(c)

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.487%	6/15/38	76,357	$43,099	(c)
CSMC Trust, 2015-2R 7A2	4.069%	8/27/36	9,318,204	7,998,983	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	9.773%	5/25/25	1,570,393	1,872,936	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	6.973%	10/25/29	4,880,000	5,616,775	(c)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	6.823%	7/25/25	1,031,590	1,097,375	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	7.573%	7/25/29	3,400,000	4,000,037	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	5.423%	1/25/30	3,880,000	4,093,351	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	4.223%	5/25/30	3,540,000	3,596,767	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.373%	7/25/30	5,280,000	5,501,504	(a)(c)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	5.664%	9/15/31	8,150,000	8,160,667	(a)(c)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.093%	11/25/36	1,618,233	1,306,184	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.071%	4/17/45	172,392	95,592	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	10.121%	6/15/35	10,570,000	10,554,948	(a)(c)
LB-UBS Commercial Mortgage Trust, 2006-C6 AJ	5.452%	9/15/39	602,983	360,868	(c)
Magnolia Finance XI DAC, 2019-2 A (1 mo. USD LIBOR + 2.750%)	4.573%	7/31/21	5,000,000	5,038,855	(a)(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	242,833	152,402	(c)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	31

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.038%	9/12/49	39,574	$17,099	(c)
Morgan Stanley Capital I Trust, 2006- IQ12 AJ	5.399%	12/15/43	248,039	163,085
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	142,984	146,680
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	3.727%	2/25/36	1,968,360	389,663	(c)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	2.596%	5/20/34	226,083	213,224	(c)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.150%)	6.064%	11/15/27	5,070,000	3,999,730	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.890%	5/10/63	310,000	219,051	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.890%	5/10/63	550,000	208,718	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C33 AJ	5.655%	2/15/51	1,467,847	1,273,613	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	2.223%	6/25/35	119,492	103,853	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.480%)	2.303%	12/25/45	2,511,039	1,902,306	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	3.390%	2/25/46	2,739,057	2,660,752	(c)
Total Collateralized Mortgage Obligations (Cost — $79,078,472)				81,327,478
Asset-Backed Securities — 2.2%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	4.298%	1/25/34	391,360	382,860	(c)
Bayview Financial Mortgage Pass-Through Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.290%)	2.094%	11/28/36	2,767,043	2,686,042	(c)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	1,762,495	1,845,770	(a)
Conseco Finance Corp., 1996-4 M1	7.750%	6/15/27	3,258,929	3,279,053	(c)
CreditShop Credit Card Co. LLC, 2019-1 B (1 mo. USD LIBOR + 6.250%)	8.164%	8/15/24	3,931,025	3,950,511	(a)(c)

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	3,330,000		$3,704,787
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	2,060,000		2,114,782	(a)
KeyCorp Student Loan Trust, 2005-A 2C (3 mo. USD LIBOR + 1.300%)	3.400%	12/27/38	3,288,326		3,166,798	(c)
Mill City Solar Loan Ltd., 2019-1A A	4.340%	3/20/43	4,970,731		5,217,175	(a)
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	3,463,159		3,456,769
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	5.717%	4/25/35	4,461,619		3,418,863
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	2.173%	8/25/36	2,160,000		2,115,923	(c)
Total Asset-Backed Securities (Cost — $34,243,552)					35,339,333
Non-U.S. Treasury Inflation Protected Securities — 2.0%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	4.000%	3/6/20	401,931,534	ARS	1,902,829	(e)
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	15,707,807	BRL	5,928,812
Japan — 1.5%
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/24	969,990,000	JPY	9,125,119
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/25	478,536,000	JPY	4,526,250
Japanese Government CPI Linked Bond, Senior Notes	0.100%	3/10/26	1,116,440,700	JPY	10,596,266
Total Japan					24,247,635
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $44,357,801)					32,079,276
Senior Loans — 1.8%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.2%
CenturyLink Inc., Initial Term Loan B (1 mo. USD LIBOR + 2.750%)	4.536%	1/31/25	496,162		492,545	(c)(g)(h)
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.036%	2/22/24	1,250,000		1,252,656	(c)(g)(h)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	33

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate		Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Securus Technologies Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.286%		11/1/24	865,595	$681,656	(c)(g)(h)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	4.421%		1/31/28	360,000	358,875	(c)(g)(h)
Total Diversified Telecommunication Services					2,785,732
Media — 0.2%
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.554%		11/18/24	84,522	84,785	(c)(g)(h)
Charter Communications Operating LLC, Term Loan B1 (3 mo. USD LIBOR + 1.750%)	3.580%		4/30/25	1,396,181	1,402,289	(c)(g)(h)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.609%		1/31/26	919,240	899,515	(c)(g)(h)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	4.536%		3/15/24	1,517,409	1,465,925	(c)(g)(h)
Total Media					3,852,514
Total Communication Services					6,638,246
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.0%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	5.247%		9/23/26	960,451	929,536	(c)(g)(h)
Hotels, Restaurants & Leisure — 0.4%
1011778 BC Unlimited Liability Co., Term Loan B3 (1 mo. USD LIBOR + 2.250%)	4.036%		2/16/24	1,080,780	1,084,153	(c)(g)(h)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.786%		7/31/24	288,532	289,747	(c)(g)(h)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.536%		3/11/25	1,212,461	1,216,250	(c)(g)(h)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.536%		12/23/24	1,198,901	1,182,886	(c)(g)(h)
Golden Nugget Inc., Term Loan B	4.536 4.716	- %	10/4/23	631,578	631,301	(c)(g)(h)
Golden Nugget Inc., Term Loan B	—		10/4/23	130,000	129,943	(i)

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate		Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.573%		6/22/26	469,506	$471,971	(c)(g)(h)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	4.536%		8/14/24	1,571,196	1,554,699	(c)(g)(h)
Total Hotels, Restaurants & Leisure					6,560,950
Specialty Retail — 0.1%
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.300 4.544	- %	1/30/23	1,315,449	1,283,878	(c)(g)(h)
Total Consumer Discretionary					8,774,364
Consumer Staples — 0.0%
Food & Staples Retailing — 0.0%
Albertson’s LLC, 2019 Term Loan B8 (1 mo. USD LIBOR + 2.750%)	4.536%		8/17/26	521,180	524,502	(c)(g)(h)
Food Products — 0.0%
Post Holdings Inc., Replacement Incremental Term Loan A (1 mo. USD LIBOR + 2.000%)	3.830%		5/24/24	44,970	45,115	(c)(g)(h)
Total Consumer Staples					569,617
Financials — 0.2%
Capital Markets — 0.1%
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.096%		7/21/25	368,145	365,522	(c)(g)(h)
RPI Finance Trust, Initial Term Loan B6 (1 mo. USD LIBOR + 2.000%)	3.786%		3/27/23	294,895	296,577	(c)(g)(h)
Total Capital Markets					662,099
Diversified Financial Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B3 (6 mo. USD LIBOR + 3.750%)	5.682%		11/27/23	260,000	259,838	(c)(g)(h)
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	4.786%		8/25/22	338,292	337,234	(c)(g)(h)
TKC Holdings Inc., First Lien Initial
Term Loan (1 mo. USD LIBOR + 3.750%)	5.540%		2/1/23	984,890	958,421	(c)(g)(h)
VFH Parent LLC, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	6.044%		3/1/26	118,987	119,002	(c)(g)(h)(i)
Total Diversified Financial Services					1,674,495

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	35

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.0%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	4.786%	11/3/24	567,129	$568,334	(c)(g)(h)
Total Financials				2,904,928
Health Care — 0.3%
Health Care Providers & Services — 0.2%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.286%	8/18/22	1,154,147	1,153,185	(c)(g)(h)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.304%	11/16/25	1,034,787	1,034,302	(c)(g)(h)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.854%	6/7/23	416,295	391,642	(c)(g)(h)
Phoenix Guarantor Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.490%	3/5/26	279,300	279,242	(c)(g)(h)
Total Health Care Providers & Services				2,858,371
Health Care Technology — 0.1%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.681%	2/11/26	238,800	237,306	(c)(g)(h)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.286%	3/1/24	1,120,835	1,115,844	(c)(g)(h)
Total Health Care Technology				1,353,150
Pharmaceuticals — 0.0%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.921%	6/2/25	297,966	299,374	(c)(g)(h)
Total Health Care				4,510,895
Industrials — 0.1%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.596%	1/15/25	669,253	672,638	(c)(g)(h)
Professional Services — 0.0%
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	3.786%	4/10/23	429,419	430,880	(c)(g)(h)
Total Industrials				1,103,518

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.0%
Software — 0.0%
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	3.790%	9/19/25	747,991	$751,497	(c)(g)(h)
Materials — 0.2%
Containers & Packaging — 0.2%
Berry Global Inc., Term Loan W (3 mo. USD LIBOR + 2.000%)	3.878%	10/1/22	925,049	927,414	(c)(g)(h)
Berry Global Inc., Term Loan X (3 mo. USD LIBOR + 2.000%)	3.878%	1/19/24	308,668	310,019	(c)(g)(h)
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.750%)	4.536%	2/6/23	1,181,134	1,182,758	(c)(g)(h)
Total Materials				2,420,191
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. USD LIBOR + 2.000%)	3.786%	3/21/25	883,259	886,571	(c)(g)(h)
Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	4.036%	4/18/24	835,725	836,695	(c)(g)(h)
Total Real Estate				1,723,266
Total Senior Loans (Cost — $29,768,296)				29,396,522

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.5%
Exchange-Traded Purchased Options — 0.3%
90-Day Eurodollar Futures, Put @ $97.13	12/16/19	548	1,370,000	3,425
Australian Dollar Futures, Call @ $68.00	11/8/19	90	90,000	90,000
Australian Dollar Futures, Call @ $67.50	12/6/19	60	60,000	96,600
Australian Dollar Futures, Call @ $68.00	12/6/19	30	30,000	36,000
Australian Dollar Futures, Call @ $68.50	12/6/19	120	120,000	100,800

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	37

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
Australian Dollar Futures, Call @ $69.00	12/6/19	90	90,000	$49,500
Australian Dollar Futures, Put @ $67.50	11/8/19	67	67,000	1,005
Canadian Dollar Futures, Call @ $75.00	11/8/19	29	29,000	28,710
Canadian Dollar Futures, Call @ $76.00	11/8/19	29	29,000	5,800
Euro Currency Futures, Call @ $1.10	11/8/19	30	3,750,000	66,375
Euro Currency Futures, Call @ $1.11	11/8/19	30	3,750,000	48,000
Euro Currency Futures, Call @ $1.11	11/8/19	30	3,750,000	30,750
Euro Currency Futures, Call @ $1.12	11/8/19	29	3,625,000	15,950
Euro Currency Futures, Call @ $1.12	11/8/19	60	7,500,000	22,500
Euro Currency Futures, Call @ $1.10	12/6/19	60	7,500,000	140,250
Euro Currency Futures, Call @ $1.11	12/6/19	60	7,500,000	81,750
Euro Currency Futures, Put @ $1.11	11/8/19	37	4,625,000	694
Euro Currency Futures, Put @ $1.12	12/6/19	30	3,750,000	19,125
Euro-BTP Futures, Put @ 133.00 EUR	11/22/19	379	37,900,000	4,227
Euro-Bund Futures, Call @ 176.50 EUR	11/22/19	3,507	350,700,000	39,114
Euro-Bund Futures, Call @ 178.50 EUR	11/22/19	1,350	135,000,000	15,057
Euro-Bund Futures, Call @ 183.50 EUR	12/20/19	1,073	107,300,000	11,967
Euro-Oat Futures, Call @ 176.00 EUR	11/22/19	500	50,000,000	5,576
U.S. Treasury 2-Year Notes Futures, Put @ $106.75	11/22/19	4,122	8,244,000	0	(j)
U.S. Treasury 2-Year Notes Futures, Put @ $106.88	11/22/19	46	92,000	0	(j)
U.S. Treasury 2-Year Notes Futures, Put @ $107.00	11/22/19	600	1,200,000	0	(j)
U.S. Treasury 5-Year Notes Futures, Call @ $118.50	11/22/19	209	209,000	164,914
U.S. Treasury 5-Year Notes Futures, Call @ $118.75	11/22/19	510	510,000	306,797
U.S. Treasury 5-Year Notes Futures, Call @ $119.00	11/22/19	450	450,000	200,391
U.S. Treasury 5-Year Notes Futures, Call @ $119.25	11/22/19	149	149,000	47,727
U.S. Treasury 5-Year Notes Futures, Call @ $121.50	11/22/19	1,300	1,300,000	10,157
U.S. Treasury 5-Year Notes Futures, Call @ $123.50	12/27/19	730	730,000	11,406

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $115.00	11/22/19	2,096	2,096,000	$0	(j)
U.S. Treasury 5-Year Notes Futures, Put @ $115.25	11/22/19	1,748	1,748,000	0	(j)
U.S. Treasury 5-Year Notes Futures, Put @ $115.50	11/22/19	4,289	4,289,000	33,510
U.S. Treasury 5-Year Notes Futures, Put @ $115.75	11/22/19	4,714	4,714,000	36,830
U.S. Treasury 5-Year Notes Futures, Put @ $118.50	11/22/19	149	149,000	12,805
U.S. Treasury 10-Year Notes Futures, Call @ $129.25	11/22/19	89	89,000	108,469
U.S. Treasury 10-Year Notes Futures, Call @ $129.50	11/22/19	59	59,000	60,844
U.S. Treasury 10-Year Notes Futures, Call @ $130.00	11/22/19	600	600,000	421,875
U.S. Treasury 10-Year Notes Futures, Call @ $134.50	11/22/19	4,856	4,856,000	75,875
U.S. Treasury 10-Year Notes Futures, Call @ $138.00	1/24/20	4,860	4,860,000	151,875
U.S. Treasury 10-Year Notes Futures, Call @ $140.00	1/24/20	2,205	2,205,000	34,453
U.S. Treasury 10-Year Notes Futures, Put @ $118.00	11/22/19	1,592	1,592,000	0	(j)
U.S. Treasury 10-Year Notes Futures, Put @ $118.50	11/22/19	1,061	1,061,000	0	(j)
U.S. Treasury Long-Term Bonds Futures, Call @ $158.50	11/22/19	60	60,000	190,312
U.S. Treasury Long-Term Bonds Futures, Call @ $159.00	11/22/19	90	90,000	248,906
U.S. Treasury Long-Term Bonds Futures, Call @ $160.00	11/22/19	390	390,000	798,281
U.S. Treasury Long-Term Bonds Futures, Call @ $161.00	11/22/19	60	60,000	87,187
U.S. Treasury Long-Term Bonds Futures, Call @ $167.00	11/22/19	2,578	2,578,000	241,687
U.S. Treasury Long-Term Bonds Futures, Put @ $146.00	11/22/19	8,436	8,436,000	0	(j)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	39

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Put @ $147.00		11/22/19	1,333	1,333,000	$0	(j)
U.S. Treasury Long-Term Bonds Futures, Put @ $160.00		11/22/19	210	210,000	141,094
Total Exchange-Traded Purchased Options					4,298,570

	Counterparty
OTC Purchased Options — 0.2%
Credit default swaption with Bank of America N.A. to buy protection on Markit CDX.NA.IG.33 Index, Put @ 100.00 bps	Bank of America N.A.	12/18/19	125,000,000	125,000,000	13,947
U.S. Dollar/Australian Dollar, Put @ 0.70 AUD	Citibank N.A.	12/5/19	15,170,000	15,170,000	34,556
U.S. Dollar/Brazilian Real, Put @ 3.95 BRL	Barclays Bank PLC	11/26/19	14,870,000	14,870,000	80,845
U.S. Dollar/Brazilian Real, Put @ 4.11 BRL	Barclays Bank PLC	12/17/19	14,250,000	14,250,000	425,884
U.S. Dollar/Brazilian Real, Put @ 4.11 BRL	Citibank N.A.	1/10/20	15,600,000	15,600,000	511,340
U.S. Dollar/Brazilian Real, Put @ 4.01 BRL	Citibank N.A.	1/22/20	31,310,000	31,310,000	628,012
U.S. Dollar/Chilean Peso, Put @ 711.83 CLP	Citibank N.A.	1/23/20	15,655,000	15,655,000	78,242
U.S. Dollar/Colombian Peso, Put @ 3,339.00 COP	Citibank N.A.	1/23/20	15,655,000	15,655,000	185,762
U.S. Dollar/Indian Rupee, Put @ 62.50 INR	Citibank N.A.	5/13/20	75,900,000	75,900,000	2,734
U.S. Dollar/Mexican Peso, Put @ 19.35 MXN	Goldman Sachs Group Inc.	12/17/19	14,250,000	14,250,000	173,572
U.S. Dollar/Mexican Peso, Put @ 19.53 MXN	Goldman Sachs Group Inc.	12/18/19	47,700,000	47,700,000	856,104
U.S. Dollar/Russian Ruble, Put @ 65.50 RUB	Citibank N.A.	11/1/19	14,680,000	14,680,000	300,553
U.S. Dollar/Russian Ruble, Put @ 65.28 RUB	Citibank N.A.	11/20/19	14,910,000	14,910,000	261,578

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Russian Ruble, Put @ 64.00 RUB	Goldman Sachs Group Inc.	12/18/19	14,250,000	14,250,000	$100,577
U.S. Dollar/Russian Ruble, Put @ 63.93 RUB	Goldman Sachs Group Inc.	12/20/19	47,830,000	47,830,000	317,059
U.S. Dollar/South Korean Won, Call @ 1,194.30 KRW	Barclays Bank PLC	1/30/20	31,000,000	31,000,000	167,200
U.S. Dollar/Swedish Krona, Put @ 9.47 SEK	Goldman Sachs Group Inc.	12/12/19	15,090,000	15,090,000	48,685
Total OTC Purchased Options					4,186,650
Total Purchased Options (Cost — $8,240,618)					8,485,220

		Rate	Maturity Date	Face Amount†
Municipal Bonds — 0.4%
California — 0.0%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A		7.000%	10/1/39	360,000	415,760	(a)
Illinois — 0.3%
Chicago, IL, GO, Taxable Project, Series B, Refunding		6.314%	1/1/44	1,050,000	1,163,190
State of Illinois, GO		5.100%	6/1/33	2,925,000	3,164,938
Total Illinois					4,328,128
Michigan — 0.0%
Detroit, MI, GO, Financial Recovery, Series B1		4.000%	4/1/44	820,000	718,664	(c)
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority, Build America Bond		6.561%	12/15/40	820,000	1,139,538
Total Municipal Bonds (Cost — $5,810,864)					6,602,090
Mortgage-Backed Securities — 0.0%
FNMA — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $695,151)		3.500%	6/1/49	675,416	693,568

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	41

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Security			Shares		Value
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Berry Petroleum Corp.			40,027		$375,854
Montage Resources Corp.			25,268		114,211	*
Total Common Stocks (Cost — $2,305,301)					490,065
Total Investments before Short-Term Investments (Cost — $1,423,473,262)					1,440,548,062

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.8%
Sovereign Bonds — 0.6%
Argentina — 0.1%
Argentina Treasury Bills	69.102%	7/29/20	74,310,000	ARS	626,113	(e)(k)
Argentina Treasury Bills	84.510%	10/29/20	100,000,000	ARS	676,599	(e)(k)
Total Argentina					1,302,712
Egypt — 0.5%
Egypt Treasury Bills	12.895%	12/3/19	56,300,000	EGP	3,450,187	(k)
Egypt Treasury Bills	15.150%	3/10/20	56,275,000	EGP	3,314,551	(k)
Egypt Treasury Bills	15.538%	3/24/20	2,000,000	EGP	117,006	(k)
Egypt Treasury Bills	14.265%	5/26/20	22,525,000	EGP	1,293,475	(k)
Total Egypt					8,175,219
Total Sovereign Bonds (Cost — $12,377,774)					9,477,931

			Shares
Money Market Funds — 4.2%
Western Asset Government Cash Management Portfolio LLC (Cost — $68,646,398)	1.890%		68,646,398		68,646,398	(l)
Total Short-Term Investments (Cost — $81,024,172)					78,124,329
Total Investments — 92.9% (Cost — $1,504,497,434)					1,518,672,391
Other Assets in Excess of Liabilities — 7.1%					116,821,637
Total Net Assets — 100.0%					$1,635,494,028

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	All or a portion of this loan is unfunded as of October 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

(k)	Rate shown represents yield-to-maturity.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At October 31, 2019, the total market value of investments in Affiliated Companies was $68,646,398 and the cost was $68,646,398 (Note 8).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	43

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule:

ARS	— Argentine Peso

AUD	— Australian Dollar

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CER	— Coeficente de Establilzacion de Referencia

CLO	— Collateralized Loan Obligation

CLP	— Chilean Peso

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

CPI	— Consumer Price Index

EGP	— Egyptian Pound

EUR	— Euro

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JPY	— Japanese Yen

KRW	— South Korean Won

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

SEK	— Swedish Krona

USD	— United States Dollar

ZAR	— South African Rand

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
90-Day Eurodollar Futures, Put	12/16/19	$97.88		548	1,370,000	$(6,850)
Australian Dollar Futures, Call	11/8/19	68.50		30	30,000	(17,100)
Australian Dollar Futures, Call	11/8/19	70.00		58	58,000	(1,450)
Euro Currency Futures, Call	12/6/19	1.12		90	11,250,000	(87,750)
Euro Currency Futures, Call	12/6/19	1.12		30	3,750,000	(20,250)
Euro Currency Futures, Put	11/8/19	1.11		114	14,250,000	(8,550)
Euro Currency Futures, Put	11/8/19	1.12		57	7,125,000	(12,825)
Euro-Bund Futures, Call	11/22/19	172.00	EUR	120	12,000,000	(80,302)
Euro-Bund Futures, Call	11/22/19	172.50	EUR	120	12,000,000	(53,534)

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro-Bund Futures, Call	11/22/19	173.00	EUR	300	30,000,000	$(86,993)
Euro-Bund Futures, Call	11/22/19	173.50	EUR	180	18,000,000	(32,121)
Euro-Bund Futures, Call	11/22/19	174.00	EUR	30	3,000,000	(3,346)
Euro-Bund Futures, Call	11/22/19	174.50	EUR	120	12,000,000	(9,369)
Euro-Bund Futures, Call	11/22/19	175.00	EUR	303	30,300,000	(13,517)
Euro-Bund Futures, Call	11/22/19	176.00	EUR	32	3,200,000	(714)
Euro-Bund Futures, Call	12/20/19	175.00	EUR	210	21,000,000	(152,238)
Euro-Bund Futures, Put	11/22/19	172.00	EUR	60	6,000,000	(56,211)
U.S. Treasury 5-Year Notes Futures, Call	11/1/19	$119.00		180	180,000	(49,219)
U.S. Treasury 5-Year Notes Futures, Call	11/22/19	119.50		1,001	1,001,000	(218,969)
U.S. Treasury 5-Year Notes Futures, Call	11/22/19	119.75		120	120,000	(17,813)
U.S. Treasury 5-Year Notes Futures, Call	11/22/19	120.00		1,176	1,176,000	(110,250)
U.S. Treasury 5-Year Notes Futures, Call	11/22/19	120.25		180	180,000	(11,250)
U.S. Treasury 5-Year Notes Futures, Call	11/22/19	120.50		299	299,000	(11,680)
U.S. Treasury 5-Year Notes Futures, Call	12/27/19	119.50		179	179,000	(97,891)
U.S. Treasury 5-Year Notes Futures, Call	12/27/19	119.75		596	596,000	(260,750)
U.S. Treasury 10-Year Notes Futures, Call	11/1/19	129.75		49	49,000	(29,094)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	129.75		89	89,000	(76,484)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	130.25		119	119,000	(68,797)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	130.50		30	30,000	(13,594)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	131.00		1,424	1,424,000	(400,500)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	131.50		1,029	1,029,000	(160,781)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	132.00		968	968,000	(90,750)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	132.50		120	120,000	(7,500)
U.S. Treasury 10-Year Notes Futures, Call	11/22/19	133.00		420	420,000	(13,125)
U.S. Treasury 10-Year Notes Futures, Call	12/27/19	130.50		179	179,000	(145,437)
U.S. Treasury 10-Year Notes Futures, Call	12/27/19	131.00		982	982,000	(598,406)
U.S. Treasury 10-Year Notes Futures, Call	12/27/19	131.50		1,017	1,017,000	(460,828)
U.S. Treasury 10-Year Notes Futures, Call	12/27/19	132.00		1,124	1,124,000	(368,812)
U.S. Treasury 10-Year Notes Futures, Call	2/21/20	132.00		359	359,000	(224,375)
U.S. Treasury 10-Year Notes Futures, Put	11/22/19	129.00		459	459,000	(57,375)
U.S. Treasury 10-Year Notes Futures, Put	11/22/19	129.50		293	293,000	(68,672)
U.S. Treasury 10-Year Notes Futures, Put	11/22/19	130.00		933	933,000	(379,031)
U.S. Treasury Long-Term Bonds Futures, Call	11/1/19	160.00		60	60,000	(86,250)
U.S. Treasury Long-Term Bonds Futures, Call	11/8/19	160.00		89	89,000	(150,187)
U.S. Treasury Long-Term Bonds Futures, Call	11/22/19	162.00		736	736,000	(724,500)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	45

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Treasury Long-Term Bonds Futures, Call		11/22/19	$162.50		90	90,000	$(71,719)
U.S. Treasury Long-Term Bonds Futures, Call		11/22/19	163.00		1,183	1,183,000	(739,375)
U.S. Treasury Long-Term Bonds Futures, Call		11/22/19	164.00		1,032	1,032,000	(403,125)
U.S. Treasury Long-Term Bonds Futures, Call		11/22/19	165.00		180	180,000	(42,188)
U.S. Treasury Long-Term Bonds Futures, Call		12/27/19	162.00		179	179,000	(243,328)
U.S. Treasury Long-Term Bonds Futures, Call		12/27/19	163.00		388	388,000	(400,125)
U.S. Treasury Long-Term Bonds Futures, Put		11/22/19	162.00		60	60,000	(96,562)
Total Exchange-Traded Written Options (Premiums received — $10,216,427)							$(7,541,862)
OTC Written Options
	Counterparty
Interest rate swaption with Bank of America N.A., Call	Bank of America N.A.	12/9/19	135.00	bps	12,170,000	12,170,000	$(19,811)
Interest rate swaption with Bank of America N.A., Call	Bank of America N.A.	12/9/19	135.00	bps	1,310,000	1,310,000	(2,133)
Interest rate swaption with Bank of America N.A., Put	Bank of America N.A.	12/9/19	185.00	bps	12,170,000	12,170,000	(13,971)
Interest rate swaption with Bank of America N.A., Put	Bank of America N.A.	12/9/19	185.00	bps	1,310,000	1,310,000	(1,504)
U.S. Dollar/Brazilian Real, Call	Citibank N.A.	11/19/19	4.18	BRL	14,910,000	14,910,000	(29,852)
U.S. Dollar/Brazilian Real, Put	Barclays Bank PLC	12/17/19	3.99	BRL	28,500,000	28,500,000	(357,793)
U.S. Dollar/Brazilian Real, Put	Citibank N.A.	1/10/20	4.00	BRL	31,200,000	31,200,000	(529,902)
U.S. Dollar/British Pound, Call	JPMorgan Chase & Co.	12/11/19	$1.29		15,500,000	15,500,000	(147,521)
U.S. Dollar/British Pound, Put	JPMorgan Chase & Co.	12/11/19	1.29		15,500,000	15,500,000	(194,917)
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	12/17/19	19.00	MXN	28,500,000	28,500,000	(131,054)

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Russian Ruble, Call	Citibank N.A.	11/20/19	$70.46	RUB	14,910,000	14,910,000	$(889)
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	11/1/19	64.25	RUB	29,360,000	29,360,000	(65,181)
U.S. Dollar/Russian Ruble, Put	JPMorgan Chase & Co.	11/20/19	62.87	RUB	14,910,000	14,910,000	(9,222)
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	12/18/19	63.00	RUB	28,500,000	28,500,000	(71,062)
U.S. Dollar/Swedish Krona, Call	Goldman Sachs Group Inc.	12/12/19	9.87	SEK	15,090,000	15,090,000	(38,078)
Total OTC Written Options (Premiums received — $2,282,657)							$(1,612,890)
Total Written Options (Premiums received — $12,499,084)							$(9,154,752)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

EUR	— Euro

MXN	— Mexican Peso

RUB	— Russian Ruble

SEK	— Swedish Krona

At October 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	5,864	12/19	$1,432,596,171	$1,438,585,800	$5,989,629
90-Day Eurodollar	109	3/20	26,604,834	26,811,275	206,441
90-Day Eurodollar	985	6/20	240,853,550	242,531,625	1,678,075
90-Day Eurodollar	1,305	12/20	321,375,724	321,535,688	159,964
90-Day Eurodollar	626	3/21	152,686,326	154,340,300	1,653,974
British Pound	601	12/19	46,920,128	48,669,732	1,749,604
Canadian 10-Year Bonds	990	12/19	105,975,385	106,764,559	789,174
Euro-BTP	412	12/19	66,273,506	66,384,485	110,979
Euro-BTP	207	12/19	26,012,597	25,965,622	(46,975)
Russian Ruble	702	12/19	26,485,630	27,193,725	708,095
U.S. Treasury 2-Year Notes	4,833	12/19	1,043,148,576	1,042,002,349	(1,146,227)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	47

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 5-Year Notes	14,300	12/19	$1,705,934,863	$1,704,604,759	$(1,330,104)
U.S. Treasury 10-Year Notes	50	12/19	6,516,256	6,514,844	(1,412)
U.S. Treasury Long- Term Bonds	9,857	12/19	1,615,687,392	1,590,673,375	(25,014,017)
					(14,492,800)
Contracts to Sell:
30-Day Federal Funds	1,540	11/19	631,015,989	631,530,727	(514,738)
90-Day Eurodollar	2,875	6/21	708,279,425	708,867,187	(587,762)
Australian 10-Year Bonds	999	12/19	100,829,585	100,412,900	416,685
Australian Dollar	240	12/19	16,409,186	16,550,400	(141,214)
Canadian Dollar	64	12/19	4,864,620	4,862,400	2,220
Euro	13	12/19	1,814,936	1,816,181	(1,245)
Euro-Bund	1,775	12/19	345,092,870	340,025,972	5,066,898
Euro-Buxl	702	12/19	168,799,805	164,386,209	4,413,596
Euro-Oat	530	12/19	100,743,302	99,530,933	1,212,369
Japanese 10-Year Bonds	95	12/19	136,380,906	135,431,522	949,384
Japanese Yen	12	12/19	1,409,976	1,392,375	17,601
Mexican Peso	86	12/19	2,236,215	2,222,240	13,975
U.S. Treasury Ultra 10-Year Notes	19	12/19	2,735,415	2,700,078	35,337
U.S. Treasury Ultra Long-Term Bonds	113	12/19	21,135,503	21,441,750	(306,247)
United Kingdom Long Gilt Bonds	1,687	12/19	292,316,805	290,289,334	2,027,471
					12,604,330
Net unrealized depreciation on open futures contracts					$(1,888,470)

At October 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	169,646,100	USD	2,932,517	BNP Paribas SA	11/4/19	$(768,464)[1]
USD	2,841,491	ARS	169,646,100	BNP Paribas SA	11/4/19	677,438 [1]
RUB	797,976,000	USD	12,462,533	BNP Paribas SA	11/5/19	(26,317)
RUB	126,864,000	USD	1,920,000	Citibank N.A.	11/5/19	57,137

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	249,700,566	USD	5,267,944	Citibank N.A.	11/12/19	$(2,005,937)[1]
ARS	256,056,969	USD	5,252,451	Citibank N.A.	11/12/19	(1,907,405)[1]
TWD	378,230,000	USD	12,395,700	JPMorgan Chase & Co.	11/18/19	39,163
RUB	452,974,448	USD	6,715,707	Barclays Bank PLC	11/21/19	328,390
USD	3,873,082	RUB	249,672,423	Barclays Bank PLC	11/21/19	(9,514)
USD	4,358,308	BRL	17,740,930	Citibank N.A.	11/21/19	(59,385)
USD	6,709,500	RUB	452,974,448	Citibank N.A.	11/21/19	(334,597)
RUB	249,672,423	USD	3,876,600	JPMorgan Chase & Co.	11/21/19	5,996
MXN	65,500,000	USD	3,386,588	Citibank N.A.	12/18/19	(6,874)
BRL	7,488,797	USD	1,824,000	Barclays Bank PLC	12/19/19	37,939
MXN	21,544,904	USD	1,096,154	Goldman Sachs Group Inc.	12/19/19	15,367
RUB	82,013,135	USD	1,260,577	Goldman Sachs Group Inc.	12/19/19	9,671
USD	18,603,000	MXN	369,827,640	Goldman Sachs Group Inc.	12/20/19	(473,841)
USD	18,294,975	RUB	1,190,088,124	Goldman Sachs Group Inc.	12/23/19	(126,703)
BRL	5,015,640	USD	1,200,000	Citibank N.A.	1/14/20	45,368
ZAR	156,483,870	USD	10,283,693	Bank of America N.A.	1/17/20	(36,289)
COP	60,333,697,001	USD	17,193,251	Barclays Bank PLC	1/17/20	600,693
INR	3,836,718,105	USD	53,557,398	Barclays Bank PLC	1/17/20	118,463
USD	48,551,280	EUR	43,830,000	Barclays Bank PLC	1/17/20	(604,125)
USD	47,057,133	IDR	677,716,825,845	Barclays Bank PLC	1/17/20	(841,434)
USD	36,476,171	JPY	3,877,307,534	Barclays Bank PLC	1/17/20	378,315
USD	46,088,000	KRW	55,084,377,832	Barclays Bank PLC	1/17/20	(1,356,445)
USD	5,390,939	MXN	108,116,901	Barclays Bank PLC	1/17/20	(163,533)
USD	497,924	PLN	1,991,511	Barclays Bank PLC	1/17/20	(23,621)
ZAR	14,192,252	USD	926,514	Barclays Bank PLC	1/17/20	2,871
ZAR	130,814,079	USD	8,560,066	Barclays Bank PLC	1/17/20	6,342
USD	23,463,719	EUR	21,230,581	BNP Paribas SA	1/17/20	(346,406)
USD	12,350,084	RUB	797,976,000	BNP Paribas SA	1/17/20	32,534
AUD	15,245,693	USD	10,246,600	Citibank N.A.	1/17/20	283,993
BRL	28,734,420	USD	7,036,714	Citibank N.A.	1/17/20	96,841
BRL	141,240,375	USD	33,722,023	Citibank N.A.	1/17/20	1,342,057
BRL	170,740,000	USD	40,835,167	Citibank N.A.	1/17/20	1,552,436
EUR	6,800,000	USD	7,610,710	Citibank N.A.	1/17/20	15,500
EUR	16,000,000	USD	17,914,080	Citibank N.A.	1/17/20	29,942
GBP	4,000,000	USD	5,140,572	Citibank N.A.	1/17/20	54,533
GBP	6,314,000	USD	8,145,837	Citibank N.A.	1/17/20	54,637
SEK	135,796,320	USD	13,949,145	Citibank N.A.	1/17/20	180,056
TRY	4,624,200	USD	770,774	Citibank N.A.	1/17/20	21,605
USD	8,100,884	BRL	33,340,000	Citibank N.A.	1/17/20	(176,044)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	49

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	89,440	CAD	118,003	Citibank N.A.	1/17/20	$(192)
USD	2,790,400	EUR	2,500,000	Citibank N.A.	1/17/20	(13,353)
USD	3,351,450	EUR	3,000,000	Citibank N.A.	1/17/20	(13,054)
USD	21,749,190	EUR	19,378,950	Citibank N.A.	1/17/20	15,670
USD	51,037,338	EUR	46,250,000	Citibank N.A.	1/17/20	(832,101)
USD	515,723	GBP	400,000	Citibank N.A.	1/17/20	(3,788)
USD	622,409	GBP	500,000	Citibank N.A.	1/17/20	(26,980)
USD	2,580,786	GBP	2,000,000	Citibank N.A.	1/17/20	(16,766)
USD	6,826,281	GBP	5,565,047	Citibank N.A.	1/17/20	(401,470)
USD	497,537	MXN	10,000,000	Citibank N.A.	1/17/20	(16,209)
USD	39,298,343	RUB	2,551,130,562	Citibank N.A.	1/17/20	(80,886)
USD	25,889,881	ZAR	397,901,582	Citibank N.A.	1/17/20	(166,850)
ZAR	17,296,600	USD	1,150,652	Citibank N.A.	1/17/20	(17,978)
ZAR	52,340,600	USD	3,482,935	Citibank N.A.	1/17/20	(55,391)
USD	1,348,426	GBP	1,100,000	Goldman Sachs Group Inc.	1/17/20	(80,228)
AUD	18,984,000	USD	12,852,927	JPMorgan Chase & Co.	1/17/20	259,810
EUR	4,000,000	USD	4,463,480	JPMorgan Chase & Co.	1/17/20	22,525
EUR	6,000,000	USD	6,632,208	JPMorgan Chase & Co.	1/17/20	96,800
USD	2,226,639	AUD	3,300,000	JPMorgan Chase & Co.	1/17/20	(52,756)
USD	380,309	CAD	500,000	JPMorgan Chase & Co.	1/17/20	521
USD	764,138	CAD	1,000,000	JPMorgan Chase & Co.	1/17/20	4,563
USD	2,043,188	CAD	2,700,000	JPMorgan Chase & Co.	1/17/20	(7,665)
USD	15,178,642	CNH	108,273,810	JPMorgan Chase & Co.	1/17/20	(150,143)
USD	4,429,496	EUR	4,000,000	JPMorgan Chase & Co.	1/17/20	(56,509)
USD	14,802,462	EUR	13,205,000	JPMorgan Chase & Co.	1/17/20	(6,964)
USD	5,437,336	INR	392,070,000	JPMorgan Chase & Co.	1/17/20	(47,741)
USD	21,688,791	TWD	667,233,969	JPMorgan Chase & Co.	1/17/20	(309,415)
ZAR	5,000,000	USD	325,339	JPMorgan Chase & Co.	1/17/20	2,088
ZAR	20,753,174	USD	1,377,695	JPMorgan Chase & Co.	1/17/20	(18,666)
ARS	178,357,738	USD	3,209,027	JPMorgan Chase & Co.	1/27/20	(913,352)[1]
KRW	16,697,508,300	USD	13,981,000	Barclays Bank PLC	2/3/20	407,223
Total						$(5,758,904)

[1]	Forward currency contract is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

Abbreviations used in this table:

ARS	— Argentine Peso

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

KRW	— South Korean Won

MXN	— Mexican Peso

PLN	— Polish Zloty

RUB	— Russian Ruble

SEK	— Swedish Krona

TRY	— Turkish Lira

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

At October 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
760,400,000	MXN	5/28/20	28-Day MXN TIIE — Banxico every 28 days	7.440% every 28 days	—	$37,960
13,530,000		6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(1,608)	(13,070)
48,550,000		4/26/22	3-Month LIBOR quarterly	2.250% semi-annually	9,283	397,102
49,794,000		4/26/23	2.300% semi-annually	3-Month LIBOR quarterly	3,360	(427,452)
11,056,100,000	JPY	6/20/24	0.127% semi-annually	6-Month JPY LIBOR semi-annually	1,161	(1,158,291)
347,750,000		4/30/26	2.100% semi-annually	3-Month LIBOR quarterly	2,182	(12,787,810)
74,655,000		5/23/26	1.738% semi-annually	3-Month LIBOR quarterly	—	(1,054,348)
47,470,000		5/27/26	1.735% semi-annually	3-Month LIBOR quarterly	—	(661,173)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	51

Schedule of investments (cont’d)

October 31, 2019

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
295,260,000		6/30/26	1.300% semi-annually	3-Month LIBOR quarterly	$(290,456)	$3,984,233
803,890,000		6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	2,624,151	(5,044,577)
99,033,000		6/30/26	1.250% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(104,942)	109,121
250,571,000		7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	923,644	(1,241,234)
855,530,000	MXN	7/17/29	28-Day MXN TIIE — Banxico every 28 days	7.433% every 28 days	232	2,750,810
146,150,000	MXN	7/20/29	28-Day MXN TIIE — Banxico every 28 days	7.440% every 28 days	—	474,221
125,647,000		11/15/43	2.950% semi-annually	3-Month LIBOR quarterly	(662,440)	(28,915,684)
5,919,000		5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	61,384	(1,385,380)
25,794,000		11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	34,519	(159,233)
92,228,000		11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	213,860	(1,429,534)
1,473,800,000	JPY	4/19/47	0.785% semi-annually	6-Month JPY LIBOR semi-annually	(11,853)	(1,860,490)
3,396,700	EUR	8/23/47	1.498% annually	6-Month EURIBOR semi-annually	(3,635)	(1,085,214)
Total					$2,798,842	$(49,470,043)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc.	$39,890,000	10/8/29	1.721%**	CPURNSA	**	—	$131,853

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2019 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.33 Index	$143,969,000	12/20/24	1.000% quarterly	$3,151,626	$2,796,563	$355,063

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.33 Index	$14,575,000	12/20/24	5.000% quarterly	$(1,043,818)	$(989,106)	$(54,712)

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	53

Statement of assets and liabilities

October 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $1,435,851,036)	$1,450,025,993
Investments in affiliated securities, at value (Cost — $68,646,398)	68,646,398
Foreign currency, at value (Cost — $21,917,194)	21,729,590
Cash	1,228,868
Deposits with brokers for centrally cleared swap contracts	32,560,813
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $28,074,542)	28,537,983
Receivable from broker — variation margin on open futures contracts	23,098,303
Interest receivable	17,419,604
Deposits with brokers for open futures contracts and exchange-traded options	15,447,067
Receivable for securities sold	11,075,712
Unrealized appreciation on forward foreign currency contracts	6,796,487
Receivable for Fund shares sold	4,138,310
Deposits with brokers for OTC derivatives	1,870,000
OTC swaps, at value (premiums paid — $0)	131,853
Prepaid expenses	96,079
Total Assets	1,682,803,060

Liabilities:
Payable to broker — variation margin on centrally cleared swap contracts	19,268,056
Unrealized depreciation on forward foreign currency contracts	12,555,391
Written options, at value (premiums received — $12,499,084)	9,154,752
Payable for Fund shares repurchased	3,449,001
Investment management fee payable	1,598,583
Payable for securities purchased	946,096
Service and/or distribution fees payable	44,815
Directors’ fees payable	3,020
Accrued expenses	289,318
Total Liabilities	47,309,032
Total Net Assets	$1,635,494,028

Net Assets:
Par value (Note 7)	$136,900
Paid-in capital in excess of par value	1,554,050,412
Total distributable earnings (loss)	81,306,716
Total Net Assets	$1,635,494,028

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2019 Annual Report

Net Assets:
Class A	$44,655,441
Class A2	$598,381
Class C	$28,582,693
Class FI	$55,388,308
Class I	$1,275,266,137
Class IS	$231,003,068

Shares Outstanding:
Class A	3,739,896
Class A2	50,530
Class C	2,426,048
Class FI	4,640,767
Class I	106,753,012
Class IS	19,290,073

Net Asset Value:
Class A (and redemption price)	$11.94
Class A2 (and redemption price)	$11.84
Class C*	$11.78
Class FI (and redemption price)	$11.94
Class I (and redemption price)	$11.95
Class IS (and redemption price)	$11.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.47
Class A2 (based on maximum initial sales charge of 4.25%)	$12.37

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	55

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Interest from unaffiliated investments	$81,356,198
Interest from affiliated investments	386,927
Dividends	51,226
Less: Foreign taxes withheld	(758,289)
Total Investment Income	81,036,062

Expenses:
Investment management fee (Note 2)	16,394,988
Transfer agent fees (Note 5)	1,186,908
Service and/or distribution fees (Notes 2 and 5)	504,128
Registration fees	185,082
Custody fees	147,204
Fund accounting fees	93,859
Audit and tax fees	74,804
Legal fees	64,611
Commodity pool reports	48,764
Directors’ fees	41,281
Shareholder reports	29,070
Interest expense	27,072
Insurance	21,858
Commitment fees (Note 9)	9,432
Fees recaptured by investment manager (Note 2)	1,205
Miscellaneous expenses	34,000
Total Expenses	18,864,266
Net Investment Income	62,171,796

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency
Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(49,493,516)
Futures contracts	68,597,085
Written options	69,656,305
Swap contracts	(4,762,260)
Forward foreign currency contracts	11,363,268
Foreign currency transactions	(3,696,847)
Net Realized Gain	91,664,035
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	125,401,970	‡
Futures contracts	19,007,896
Written options	1,125,535
Swap contracts	(53,425,804)

See Notes to Financial Statements.

56	Western Asset Macro Opportunities Fund 2019 Annual Report

Forward foreign currency contracts	(9,864,418)
Foreign currencies	802,383
Change in Net Unrealized Appreciation (Depreciation)	83,047,562
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	174,711,597
Increase in Net Assets From Operations	$236,883,393

‡	Net of change in accrued foreign capital gains tax of $(6,605).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	57

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment income	$62,171,796	$52,889,198
Net realized gain (loss)	91,664,035	(32,470,483)
Change in net unrealized appreciation (depreciation)	83,047,562	(147,594,671)
Increase (Decrease) in Net Assets From Operations	236,883,393	(127,175,956)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(33,700,021)	(73,658,533)
Decrease in Net Assets From Distributions to Shareholders	(33,700,021)	(73,658,533)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	676,552,546	888,754,887
Reinvestment of distributions	23,465,305	51,889,943
Cost of shares repurchased	(687,453,960)	(714,127,779)
Increase in Net Assets From Fund Share Transactions	12,563,891	226,517,051
Increase in Net Assets	215,747,263	25,682,562

Net Assets:
Beginning of year	1,419,746,765	1,394,064,203
End of year(b)	$1,635,494,028	$1,419,746,765

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 11). For the year ended October 31, 2018, distributions from net investment income and net realized gains were $47,000,192 and $26,658,341, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 11). For the year ended October 31, 2018, end of year net assets included undistributed net investment income of $8,399,473.

See Notes to Financial Statements.

58	Western Asset Macro Opportunities Fund 2019 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.36	$11.79	$10.88	$10.89	$11.25

Income (loss) from operations:
Net investment income	0.46	0.35	0.30	0.33	0.32
Net realized and unrealized gain (loss)	1.37	(1.21)	0.81	0.36	(0.25)
Total income (loss) from operations	1.83	(0.86)	1.11	0.69	0.07

Less distributions from:
Net investment income	(0.25)	(0.35)	(0.16)	(0.28)	(0.25)
Net realized gains	—	(0.22)	(0.04)	(0.42)	(0.18)
Total distributions	(0.25)	(0.57)	(0.20)	(0.70)	(0.43)

Net asset value, end of year	$11.94	$10.36	$11.79	$10.88	$10.89
Total return[2]	17.98%	(7.75)%	10.44%	6.79%	0.71%

Net assets, end of year (000s)	$44,655	$40,797	$45,837	$64,282	$67,884

Ratios to average net assets:
Gross expenses	1.57%	1.59%	1.55%	1.63%[3]	1.65%[3]
Net expenses[4]	1.57	1.59	1.55	1.63 [3]	1.65 [3,5]
Net investment income	4.13	3.11	2.73	3.14	2.96

Portfolio turnover rate	165%	113%[6]	150%[6]	295%[6]	105%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2019	2018	2017[2]

Net asset value, beginning of year	$10.27	$11.73	$10.58

Income (loss) from operations:
Net investment income	0.45	0.34	0.32
Net realized and unrealized gain (loss)	1.36	(1.19)	1.07
Total income (loss) from operations	1.81	(0.85)	1.39

Less distributions from:
Net investment income	(0.24)	(0.39)	(0.20)
Net realized gains	—	(0.22)	(0.04)
Total distributions	(0.24)	(0.61)	(0.24)

Net asset value, end of year	$11.84	$10.27	$11.73
Total return[3]	17.87%	(7.63)%	13.41%

Net assets, end of year (000s)	$598	$521	$358

Ratios to average net assets:
Gross expenses	1.59%	1.62%[4]	3.23%[5]
Net expenses[6]	1.59	1.62 [4]	1.85 [5,7]
Net investment income	4.11	3.10	3.17 [5]

Portfolio turnover rate	165%	113%[8]	150%[8,9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 14, 2016 (inception date) to October 31, 2017.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

[9]	For the year ended October 31, 2017.

See Notes to Financial Statements.

60	Western Asset Macro Opportunities Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.20	$11.63	$10.73	$10.76	$11.17

Income (loss) from operations:
Net investment income	0.38	0.26	0.22	0.26	0.24
Net realized and unrealized gain (loss)	1.35	(1.19)	0.81	0.35	(0.25)
Total income (loss) from operations	1.73	(0.93)	1.03	0.61	(0.01)

Less distributions from:
Net investment income	(0.15)	(0.28)	(0.09)	(0.22)	(0.22)
Net realized gains	—	(0.22)	(0.04)	(0.42)	(0.18)
Total distributions	(0.15)	(0.50)	(0.13)	(0.64)	(0.40)

Net asset value, end of year	$11.78	$10.20	$11.63	$10.73	$10.76
Total return[2]	17.13%	(8.38)%	9.67%	6.04%	(0.01)%

Net assets, end of year (000s)	$28,583	$32,338	$37,669	$29,340	$30,637

Ratios to average net assets:
Gross expenses	2.29%	2.29%	2.30%	2.32%[3]	2.36%[3]
Net expenses[4]	2.29	2.29	2.30	2.32 [3]	2.36 [3,5]
Net investment income	3.43	2.41	2.00	2.49	2.25

Portfolio turnover rate	165%	113%[6]	150%[6]	295%[6]	105%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.34	$11.79	$10.88	$10.87	$11.22

Income (loss) from operations:
Net investment income	0.45	0.32	0.30	0.33	0.32
Net realized and unrealized gain (loss)	1.38	(1.19)	0.80	0.35	(0.25)
Total income (loss) from operations	1.83	(0.87)	1.10	0.68	0.07

Less distributions from:
Net investment income	(0.23)	(0.36)	(0.15)	(0.25)	(0.24)
Net realized gains	—	(0.22)	(0.04)	(0.42)	(0.18)
Total distributions	(0.23)	(0.58)	(0.19)	(0.67)	(0.42)

Net asset value, end of year	$11.94	$10.34	$11.79	$10.88	$10.87
Total return[2]	17.93%	(7.80)%	10.35%	6.76%	0.67%

Net assets, end of year (000s)	$55,388	$30,425	$81,279	$25,088	$60,375

Ratios to average net assets:
Gross expenses	1.61%[3]	1.65%	1.63%[3]	1.69%[3]	1.66%[3]
Net expenses[4]	1.61 [3]	1.65 [5]	1.63 [3]	1.65 [3,5]	1.65 [3,5]
Net investment income	4.03	2.88	2.69	3.18	2.95

Portfolio turnover rate	165%	113%[6]	150%[6]	295%[6]	105%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

62	Western Asset Macro Opportunities Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.37	$11.80	$10.89	$10.91	$11.25

Income (loss) from operations:
Net investment income	0.49	0.38	0.34	0.36	0.36
Net realized and unrealized gain (loss)	1.38	(1.20)	0.80	0.35	(0.26)
Total income (loss) from operations	1.87	(0.82)	1.14	0.71	0.10

Less distributions from:
Net investment income	(0.29)	(0.39)	(0.19)	(0.31)	(0.26)
Net realized gains	—	(0.22)	(0.04)	(0.42)	(0.18)
Total distributions	(0.29)	(0.61)	(0.23)	(0.73)	(0.44)

Net asset value, end of year	$11.95	$10.37	$11.80	$10.89	$10.91
Total return[2]	18.26%	(7.45)%	10.66%	7.15%	1.00%

Net assets, end of year (millions)	$1,275	$1,150	$1,057	$567	$513

Ratios to average net assets:
Gross expenses	1.30%	1.30%	1.30%	1.34%[3]	1.35%[3]
Net expenses[4]	1.30	1.30	1.30	1.34 [3]	1.35 [3,5]
Net investment income	4.39	3.43	3.01	3.45	3.28

Portfolio turnover rate	165%	113%[6]	150%[6]	295%[6]	105%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.39	$11.83	$10.92	$10.93	$11.25

Income (loss) from operations:
Net investment income	0.50	0.39	0.34	0.37	0.37
Net realized and unrealized gain (loss)	1.39	(1.22)	0.81	0.36	(0.25)
Total income (loss) from operations	1.89	(0.83)	1.15	0.73	0.12

Less distributions from:
Net investment income	(0.30)	(0.39)	(0.20)	(0.32)	(0.26)
Net realized gains	—	(0.22)	(0.04)	(0.42)	(0.18)
Total distributions	(0.30)	(0.61)	(0.24)	(0.74)	(0.44)

Net asset value, end of year	$11.98	$10.39	$11.83	$10.92	$10.93
Total return[2]	18.45%	(7.45)%	10.83%	7.22%	1.19%

Net assets, end of year (millions)	$231	$166	$172	$180	$105

Ratios to average net assets:
Gross expenses	1.21%	1.21%	1.21%	1.23%[3]	1.25%[3]
Net expenses[4]	1.21	1.21	1.21	1.23 [3]	1.25 [3]
Net investment income	4.46	3.49	3.08	3.55	3.36

Portfolio turnover rate	165%	113%[5]	150%[5]	295%[5]	105%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151%, 297% and 117% for the years ended October 31, 2018, 2017, 2016 and 2015, respectively.

See Notes to Financial Statements.

64	Western Asset Macro Opportunities Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Macro Opportunities Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

66	Western Asset Macro Opportunities Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$479,665,286	—	$479,665,286
Sovereign Bonds	—	459,590,150	—	459,590,150
U.S. Government & Agency Obligations	—	220,437,672	—	220,437,672
U.S. Treasury Inflation Protected Securities	—	86,441,402	—	86,441,402
Collateralized Mortgage Obligations	—	81,327,478	—	81,327,478
Asset-Backed Securities	—	35,339,333	—	35,339,333
Non-U.S. Treasury Inflation Protected Securities	—	32,079,276	—	32,079,276
Senior Loans	—	29,396,522	—	29,396,522
Purchased Options:
Exchange-Traded Purchased Options	$4,298,570	—	—	4,298,570
OTC Purchased Options	—	4,186,650	—	4,186,650
Municipal Bonds	—	6,602,090	—	6,602,090
Mortgage-Backed Securities	—	693,568	—	693,568
Common Stocks	490,065	—	—	490,065
Total Long-Term Investments	4,788,635	1,435,759,427	—	1,440,548,062
Short-Term Investments†:
Sovereign Bonds	—	9,477,931	—	9,477,931
Money Market Funds	—	68,646,398	—	68,646,398
Total Short-Term Investments	—	78,124,329	—	78,124,329
Total Investments	$4,788,635	$1,513,883,756	—	$1,518,672,391
Other Financial Instruments:
Futures Contracts	$27,201,471	—	—	$27,201,471
Forward Foreign Currency Contracts	—	$6,796,487	—	6,796,487
Centrally Cleared Interest Rate Swaps	—	7,753,447	—	7,753,447
OTC Interest Rate Swaps‡	—	131,853	—	131,853
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	355,063	—	355,063
Total Other Financial Instruments	$27,201,471	$15,036,850	—	$42,238,321
Total	$31,990,106	$1,528,920,606	—	$1,560,910,712

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$7,541,862	—	—	$7,541,862
OTC Written Options	—	$1,612,890	—	1,612,890
Futures Contracts	29,089,941	—	—	29,089,941
Forward Foreign Currency Contracts	—	12,555,391	—	12,555,391
Centrally Cleared Interest Rate Swaps	—	57,223,490	—	57,223,490
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	54,712	—	54,712
Total	$36,631,803	$71,446,483	—	$108,078,286

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

68	Western Asset Macro Opportunities Fund 2019 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to

70	Western Asset Macro Opportunities Fund 2019 Annual Report

perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2019, the total notional value of all credit default swaps to sell protection was $143,969,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

Western Asset Macro Opportunities Fund 2019 Annual Report	71

Notes to financial statements (cont’d)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the

72	Western Asset Macro Opportunities Fund 2019 Annual Report

extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

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Notes to financial statements (cont’d)

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

74	Western Asset Macro Opportunities Fund 2019 Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

Western Asset Macro Opportunities Fund 2019 Annual Report	75

Notes to financial statements (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2019, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of

76	Western Asset Macro Opportunities Fund 2019 Annual Report

$14,168,281. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,870,000, which could be used to reduce the required payment.

At October 31, 2019, the Fund held non-cash collateral from Citibank N.A. and Goldman Sachs Group Inc. in the amounts of $1,581,427 and $1,663,934 respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Macro Opportunities Fund 2019 Annual Report	77

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(7,600,000)	$7,600,000

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, acquired fund fees and expenses and deferred organizational expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 1.85%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation

78	Western Asset Macro Opportunities Fund 2019 Annual Report

(“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2019, the Fund did not have any remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA.

For the year ended October 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class FI
LMPFA recaptured	$1,205

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$3,847	$149	—
CDSCs	2,709	—	$1,954

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$352,921,719	$1,779,065,776
Sales	341,598,236	1,789,035,072

Western Asset Macro Opportunities Fund 2019 Annual Report	79

Notes to financial statements (cont’d)

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,511,011,943	$83,658,737	$(75,998,289)	$7,660,448
Swap contracts	4,606,299	8,240,363	(57,278,202)	(49,037,839)
Written options	(12,499,084)	4,496,448	(1,152,116)	3,344,332
Futures contracts	—	27,201,471	(29,089,941)	(1,888,470)
Forward foreign currency contracts	—	6,796,487	(12,555,391)	(5,758,904)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$3,464,761	$5,006,512	$13,947	$8,485,220
Futures contracts[3]	24,709,976	2,491,495	—	27,201,471
OTC swap contracts[4]	131,853	—	—	131,853
Centrally cleared swap contracts[5]	7,753,447	—	355,063	8,108,510
Forward foreign currency contracts	—	6,796,487	—	6,796,487
Total	$36,060,037	$14,294,494	$369,010	$50,723,541

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$7,431,356	$1,723,396	—	$9,154,752
Futures contracts[3]	28,947,482	142,459	—	29,089,941
Centrally cleared swap contracts[5]	57,223,490	—	$54,712	57,278,202
Forward foreign currency contracts	—	12,555,391	—	12,555,391
Total	$93,602,328	$14,421,246	$54,712	$108,078,286

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

80	Western Asset Macro Opportunities Fund 2019 Annual Report

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(24,917,034)	$(12,286,842)	$(812,796)	$(38,016,672)
Written options	60,940,667	8,473,324	242,314	69,656,305
Futures contracts	66,086,764	2,510,321	—	68,597,085
Swap contracts	(12,056,726)	—	7,294,466	(4,762,260)
Forward foreign currency contracts	—	11,363,268	—	11,363,268
Total	$90,053,671	$10,060,071	$6,723,984	$106,837,726

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$1,238,117	$1,276,689	$(1,501)	$2,513,305
Written options	1,331,942	(196,073)	(10,334)	1,125,535
Futures contracts	14,388,927	4,618,969	—	19,007,896
Swap contracts	(53,700,627)	—	274,823	(53,425,804)
Forward foreign currency contracts	—	(9,864,418)	—	(9,864,418)
Total	$(36,741,641)	$(4,164,833)	$262,988	$(40,643,486)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,676,477
Written options	8,076,731
Futures contracts (to buy)	5,570,804,985
Futures contracts (to sell)	3,434,581,639
Forward foreign currency contracts (to buy)	498,048,271
Forward foreign currency contracts (to sell)	678,381,087

Western Asset Macro Opportunities Fund 2019 Annual Report	81

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$2,817,467,966
Credit default swap contracts (to buy protection)	3,766,385
Credit default swap contracts (to sell protection)	318,621,093

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$13,947	$(73,708)	$(59,761)	$70,000	$10,239
Barclays Bank PLC	2,554,165	(3,356,465)	(802,300)	290,000	(512,300)
BNP Paribas SA	709,972	(1,141,187)	(431,215)	160,000	(271,215)
Citibank N.A.	5,752,552	(6,761,084)	(1,008,532)	(1,581,427)	(2,589,959)
Goldman Sachs Group Inc.	1,652,888	(920,966)	731,922	(1,652,888)	(920,966)
JPMorgan Chase & Co.	431,466	(1,914,871)	(1,483,405)	1,350,000	(133,405)
Total	$11,114,990	$(14,168,281)	$(3,053,291)	$(1,364,315)	$(4,417,606)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

82	Western Asset Macro Opportunities Fund 2019 Annual Report

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$102,048	$45,908
Class A2	1,360	733
Class C	283,986	24,074
Class FI	116,734	70,027
Class I	—	1,040,174
Class IS	—	5,992
Total	$504,128	$1,186,908

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018

Net Investment Income:
Class A	$943,097	$1,391,661
Class A2	12,583	20,743
Class C	420,361	953,655
Class FI	696,697	2,544,996
Class I	27,336,107	35,945,106
Class IS	4,291,176	6,144,031
Total	$33,700,021	$47,000,192
Net Realized Gains:
Class A	—	$862,737
Class A2	—	11,493
Class C	—	723,482
Class FI	—	1,508,868
Class I	—	20,171,093
Class IS	—	3,380,668
Total	—	$26,658,341

7. Capital Shares

At October 31, 2019, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,211,717	$13,677,078	2,246,396	$25,258,621
Shares issued on reinvestment	77,067	813,059	176,864	2,003,869
Shares repurchased	(1,488,480)	(16,439,564)	(2,372,595)	(26,096,029)
Net increase (decrease)	(199,696)	$(1,949,427)	50,665	$1,166,461

Western Asset Macro Opportunities Fund 2019 Annual Report	83

Notes to financial statements (cont’d)

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class A2
Shares sold	7,574	$85,681	78,576	$886,800
Shares issued on reinvestment	1,203	12,583	2,871	32,236
Shares repurchased	(8,981)	(98,613)	(61,257)	(657,608)
Net increase (decrease)	(204)	$(349)	20,190	$261,428

Class C
Shares sold	596,703	$6,518,392	1,164,454	$13,063,748
Shares issued on reinvestment	33,913	355,068	119,685	1,342,867
Shares repurchased	(1,375,950)	(14,787,834)	(1,352,590)	(14,535,058)
Net decrease	(745,334)	$(7,914,374)	(68,451)	$(128,443)

Class FI
Shares sold	2,640,439	$28,819,426	799,796	$9,024,920
Shares issued on reinvestment	66,038	696,697	358,077	4,053,427
Shares repurchased	(1,007,818)	(11,125,498)	(5,109,878)	(57,866,417)
Net increase (decrease)	1,698,659	$18,390,625	(3,952,005)	$(44,788,070)

Class I
Shares sold	46,174,500	$515,478,625	69,783,916	$780,451,244
Shares issued on reinvestment	1,820,972	19,174,834	3,420,098	38,681,306
Shares repurchased	(52,165,044)	(567,825,301)	(51,867,720)	(566,172,330)
Net increase (decrease)	(4,169,572)	$(33,171,842)	21,336,294	$252,960,220

Class IS
Shares sold	10,102,800	$111,973,344	5,350,605	$60,069,554
Shares issued on reinvestment	228,726	2,413,064	509,818	5,776,238
Shares repurchased	(6,978,655)	(77,177,150)	(4,438,335)	(48,800,337)
Net increase	3,352,871	$37,209,258	1,422,088	$17,045,455

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended October 31, 2019. The

84	Western Asset Macro Opportunities Fund 2019 Annual Report

following transactions were effected in shares of such companies for the year ended October 31, 2019.

	Affiliate Value at October 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$18,100	$959,686,882	959,686,882	$891,058,584	891,058,584

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$386,927	—	$68,646,398

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended October 31, 2019, the Fund incurred a commitment fee in the amount of $9,432. The Fund did not utilize the Redemption Facility during the year ended October 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$33,700,021	$54,263,798
Net long-term capital gains	—	19,394,735
Total distributions paid	$33,700,021	$73,658,533

Western Asset Macro Opportunities Fund 2019 Annual Report	85

Notes to financial statements (cont’d)

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$108,800,519
Undistributed long-term capital gains — net	46,553,075
Total undistributed earnings	$155,353,594
Other book/tax temporary differences(a)	(28,291,116)
Unrealized appreciation (depreciation)(b)	(45,755,762)
Total accumulated earnings (losses) — net	$81,306,716

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts and book/ tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

11. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

12. Subsequent event

Effective November 18, 2019, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain

86	Western Asset Macro Opportunities Fund 2019 Annual Report

the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

Western Asset Macro Opportunities Fund 2019 Annual Report	87

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Macro Opportunities Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, agent banks, transfer agent of the investee fund and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

88	Western Asset Macro Opportunities Fund 2019 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	None

Western Asset Macro Opportunities Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

90	Western Asset Macro Opportunities Fund

Interested Director

Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other board memberships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) held with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Macro Opportunities Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] (cont’d)

Ted P. Becker** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of Birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

92	Western Asset Macro Opportunities Fund

Officers[5] (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

**	Effective July 17, 2019, Mr. Becker became Chief Compliance Officer.

Western Asset Macro Opportunities Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

94	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/18/2018
Payable date:	12/19/2018
Ordinary Income:
Qualified Dividend Income for Individuals	5.93%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	5.93%
Interest from Federal Obligations	22.01%

Additionally, the Fund hereby designates $7,600,000 of distributions paid in connection with the redemption of Fund shares, as long-term capital gain distributions.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Macro Opportunities Fund	95

Western Asset

Macro Opportunities Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/19 SR19-3769

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,461 in October 31, 2018 and $66,847 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2018 and $0 in October 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2018 and $0 in October 31, 2019, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $678,000 in October 31, 2018 and $322,562 in October 31, 2019.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 30, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 30, 2019